UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 2, 2003


                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)


              0-18275                               93-0922994
      (Commission File Number)         (IRS Employer Identification Number)


                                ITEX Corporation
                                3400 Cottage Way
                              Sacramento, CA 95825
                    (Address of Principal Executive Offices)


                                 (916) 679-1111
                  (Registrant's Telephone, Including Area Code)

                                ITEX Corporation


Item 2.     Acquisition or Disposition of Assets.

     On October 2, 2003, ITEX Corporation (the "Company") and Direct Business Exchange of California, Inc. ("DBX"), a California company, entered into a Contract for the Purchase of Sacramento Corporate Office and Use of Itex Client Information (the "Agreement") pursuant to which the Company disposed of its Sacramento trade office and licensed its proprietary regional client base information to DBX. DBX is a newly formed company owned by Ms. Kristen Feuz, an employee of the Company since 1993. The sale price was $800,000, with $100,000 paid on closing and the balance payable over seven years with 3% annual interest. The balance of $700,000 is payable according to the terms of a Secured Promissory Note, which is secured by a general security interest in the properties, assets, trademarks and rights of DBX. Contemporaneously with the disposition, DBX entered into a franchise agreement under which it will conduct its Sacramento trade operations. DBX offered employment to the existing employees of the Sacramento trade office and retained office space in the facility currently leased by the Company. The license to use the Company's proprietary client information and right of DBX to operate an ITEX retail trade exchange granted by the Agreement is effective until terminated in accordance with the provisions of the franchise agreement.

     The Sacramento sale represented the third sale of a regional trade office of the Company on similar terms since the July 31, 2003 fiscal year end. On August 7, 2003, the Company entered into agreements with two Delaware corporations, NYTO Trade Incorporated and 44 Trade Corporation, pursuant to which the Company disposed of its New York and Toronto trade offices, respectively. The two newly formed corporate purchasers were principally owned by Mr. John Castoro, a former vice president of the Company. The New York and Toronto agreements provided that the Company sell certain assets and license its proprietary regional client base information to NYTO Trade Incorporated and 44 Trade Corporation, respectively. The sale price for the Toronto trade office was $600,000, and the New York trade office was sold for $350,000. The purchase price is payable according to the terms of secured promissory notes carrying 3% annual interest, which are secured by a general security interest in the properties, assets, trademarks and rights of the purchasers. Contemporaneously with the disposition, NYTO Trade Incorporated entered into a franchise agreement under which it will conduct its New York trade operations and 44 Trade Corporation entered into a broker agreement. The purchasers offered employment to the existing employees of ITEX located in the regional trade offices and retained their own office space. The license to use the Company's proprietary client information and right of the purchasers to operate an ITEX retail trade exchange granted by the New York and Toronto agreements is effective until terminated in accordance with the provisions of the franchise and broker agreements, respectively.

     The purchase price was based on the annual revenues of the respective trade offices; however the final purchase price and the terms of the transaction were determined through negotiation among the parties. The description of the disposition contained in this report is qualified in its entirety by reference to the respective disposition agreements, copies of which are filed as exhibits to this report and are incorporated by reference.

Item 5.   Other Events

     The Company issued a press release and filed a Form 8-K dated August 8, 2003 relating to the completion of the New York and Toronto sales. The full text of the press release was attached to and filed with the August 23, 2003 Form 8-K, except for the last paragraph under the heading "Corporate-Owned Offices Reduced to Three," which was not filed but furnished pursuant to Regulation FD.

     On October 2, 2003, ITEX Corporation issued a press release announcing it had completed the sale of its corporate-owned trade office in Sacramento. The full text of the press release, which is attached to this Form 8-K as Exhibit 99.1, is filed and incorporated in this report as if fully set forth herein.

Item 7.   Financial Statements and Exhibits

         (b) Pro Forma Financial Information.

         The pro forma financial information reflecting the disposition of the Sacramento, New York and Toronto corporate owned offices of Itex Corporation described in Item 2 above are provided as part of this Form 8-K filing.

         (c) Exhibits:

Exhibit No.    Description
-----------    -----------

    10.1 Contract for the Purchase of Toronto Corporate Office and Use of Itex Client Information dated August 7, 2003, between ITEX Corporation and NYTO Trade Incorporated, with Secured Promissory Note and Security Agreement (1)

    10.2 Contract for the Purchase of New York Corporate Office and Use of Itex Client Information dated August 7, 2003, between ITEX Corporation and 44 Trade Corporation, with Secured Promissory Note and Security Agreement (1)

    10.3 Contract for the Purchase of Sacramento Corporate Office and Use of Itex Client Information dated October 2, 2003, between ITEX Corporation and Direct Business Exchange of California, Inc., with Secured Promissory Note and Security Agreement (1)

    99.1 Press release dated October 2, 2003, announcing the disposition of the Sacramento trade office

(1) Confidential treatment has been requested for certain portions of this exhibit

                         Pro Forma Financial Information


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

     The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of the Sacramento, New York and Toronto corporate owned offices of Itex Corporation. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. The pro forma condensed consolidated financial statements do not purport to represent what the consolidated results of operations or financial position of Itex Corporation would actually have been if the disposition of the Sacramento, New York and Toronto corporate owned offices had in fact occurred on the dates that we refer to below, nor do they purport to project the results of operations or financial position of Itex Corporation for any future period or as of any date, respectively.

     The unaudited pro forma condensed consolidated balance sheet as of April 30, 2003, was prepared with the historical balance sheet at April 30, 2003, for Itex Corporation giving effect to the dispositions as though they had been completed on April 30, 2003.

     The unaudited pro forma condensed consolidated statements of operations for the periods presented were prepared with the historical statements of operations of Itex Corporation for the nine months ended April 30, 2003 and the year ended July 31, 2002 giving effect to the dispositions as though they had occurred on August 1, 2001. These unaudited pro forma condensed consolidated financial statements do not give effect to any potential cost savings or other operating efficiencies that could result from the dispositions.

     The historical financial statements of Itex Corporation for the year ended July 31, 2002 are derived from audited consolidated financial statements and for the nine months ended April 30, 2003 are derived from unaudited condensed consolidated financial statements which have been previously filed on our Forms 10-KSB and 10-QSB with the Securities and Exchange Commission, respectively.

                        Unaudited Pro Forma Balance Sheet
                              As of April 30, 2003



                                                      (000's)                 (000's)                         (000's)
                                                       -----                 Pro Forma                         -----
                                                    Itex Corp.              Adjustments                      Pro Forma
                                                  ----------------        ----------------                 ----------------

                                     Assets

Cash and cash equivalents                         $            327        $            100      (1)        $            427
Accounts receivable, trade                                     760                      -                               760
Regional office receivables -
  current portion                                               58                     330      (1)                     388
Prepaid expenses and other                                     333                      -                               333
                                                  ----------------        ----------------                 ----------------
         Total current assets                                1,478                     430                            1,908

Property and equipment, net                                    189                     (42)     (1)                     147
Member lists                                                   612                    (279)     (1)                     333
Regional office receivables - non
  current portion                                              232                   1,320      (1)                   1,552
Other assets                                                    81                      -                                81
                                                  ----------------        ----------------                 ----------------

Total assets                                      $          2,592        $          1,429                 $          4,021
                                                  ================        ================                 ================

                      Liabilities and Stockholders' Equity

Notes payable                                     $            308        $             -                  $            308
Accounts payable                                               211                      -                               211
Commissions payable to brokers                               1,067                      -                             1,067
Accrued payroll and payroll taxes                              173                     (17)     (1)                     156
Accrued audit and legal expenses                                84                      -                                84
Other current assets                                           367                      -                               367
                                                  ----------------        ----------------                 ----------------
         Total current liabilities                           2,210                     (17)                           2,193
                                                  ----------------        ----------------                 ----------------

Deferred revenue                                               105                      -                               105
                                                  ----------------        ----------------                 ----------------

Commitments and contingency

Stockholders' equity
Common stock, $0.01 par value;
  50,000,000 authorized;
18,163,815 issued and outstanding                              182                      -                               182
Additional paid-in capital                                  29,312                      -                            29,312
Treasury stock                                                 (10)                     -                               (10)
Foreign currency translation                                     7                      -                                 7
Accumulated deficit                                        (29,214)                  1,446      (1)                 (27,768)
                                                  ----------------        ----------------                 ----------------
         Total stockholders' equity                            277                   1,446                            1,723
                                                  ----------------        ----------------                 ----------------

Total liabilities and stockholders'               $          2,592        $          1,429                 $          4,021
 equity                                           ================        ================                 ================


                   Unaudited Pro Forma Statement of Operations
                    For the Nine Months Ended April 30, 2003



                                                      (000's)                 (000's)                          (000's)
                                                       -----                 Pro Forma                          -----
                                                     Itex Corp.             Adjustments                       Pro Forma
                                                  ----------------        ----------------                 ----------------

Revenues                                          $          8,143        $             17      (6)        $          8,160
                                                  ----------------        ----------------                 ----------------
   Trade exchange revenue                                    8,143                      17                            8,160
                                                  ----------------        ----------------                 ----------------

Costs and expenses
   Costs of trade exchange revenue                           4,867                   1,026      (5)                   5,893
   Selling, general and
    administrative expenses                                  2,505                    (839)     (4)                   1,666
   Costs and expenses of regulatory
    and litigation matters                                      76                      -                                76
   Depreciation and amortization                               416                    (225)     (3)                     191
   Proxy costs                                                 183                      -                               183
                                                  ----------------        ----------------                 ----------------
         Total operating expenses                            8,047                     (38)                           8,009
                                                  ----------------        ----------------                 ----------------

Income (loss) from operations                                   96                      55                              151
                                                  ----------------        ----------------                 ----------------

Other income (expense)
   Interest income (expense), net                              (23)                     37      (2)                      14
   Gain on sale of securities                                   -                       -                                -
   Miscellaneous, net                                           66                      -                                66
                                                  ----------------        ----------------                 ----------------
                                                                43                      37                               80
                                                  ----------------        ----------------                 ----------------

Net income                                        $            139        $             93                 $            231
                                                  ================        ================                 ================

Basic and diluted loss per common                 $           0.01                                         $           0.01
 share                                            ================                                         ================

Weighted average pro forma shares
  outstanding - basic and diluted                           17,731                                                   17,731
                                                  ================                                         ================


                   Unaudited Pro Forma Statement of Operations
                        For the Year Ended July 31, 2002



                                                      (000's)                 (000's)                          (000's)
                                                       -----                 Pro Forma                          -----
                                                     Itex Corp.             Adjustments                       Pro Forma
                                                  ----------------        ----------------                 ----------------

Revenues                                          $         10,137        $             22      (6)        $         10,159
                                                  ----------------        ----------------                 ----------------
   Trade exchange revenue                                   10,137                      22                           10,159
                                                  ----------------        ----------------                 ----------------

Costs and expenses
   Costs of trade exchange revenue                           5,383                   2,008      (5)                   7,391
   Selling, general and administrative
    expenses                                                 4,354                  (1,139)     (4)                   3,215
   Costs and expenses of regulatory
    and litigation matters                                     458                      -                               458
   Depreciation and amortization                               712                    (300)     (3)                     412
                                                  ----------------        ----------------                 ----------------
         Total operating expenses                           10,907                     569                           11,476
                                                  ----------------        ----------------                 ----------------

Income (loss) from operations                                 (770)                   (547)                          (1,317)
                                                  ----------------        ----------------                 ----------------

Other income (expense)
   Interest income (expense), net                              (81)                     50      (2)                     (31)
   Gain on sale of securities                                   63                      -                                63
   Gain on sale of corporate owned offices                      -                    1,446      (1)                   1,446
   Miscellaneous, net                                          195                      -                               195
                                                  ----------------        ----------------                 ----------------
                                                               177                   1,496                            1,673
                                                  ----------------        ----------------                 ----------------

Net (loss) income                                 $           (593)       $            949                 $            356
-----------------                                 ================        ================                 ================

Basic and diluted loss per common share           $          (0.03)                                        $           0.02
                                                  ================                                         ================

Weighted average pro forma shares
  outstanding - basic and diluted                           17,050                                                   17,050
                                                  ================                                         ================


     Notes to Unaudited Pro Forma Balance Sheet and Statements of Operations

1. Reflects the sale of the Sacramento, New York and Toronto corporate owned offices of Itex Corporation and records the gain from the sale as follows:

Consideration
   Cash                                            $               100
   Notes receivable                                              1,650
                                                   -------------------
         Total consideration                                     1,750
                                                   -------------------

Assets and liabilities disposed of
   Property and equipment                                           42
   Member list                                                     279
   Liabilities assumed by purchasers                               (17)
                                                   -------------------
   Net assets disposed of                                          304
                                                   -------------------

Gain on sale                                       $             1,446
                                                   ===================

2.   To reflect interest income on notes receivable at 3% per annum.

3.   To remove depreciation and amortization on assets disposed of.

4. To eliminate Selling, general and administrative expenses which will not continue as part of the ongoing operations as a result of the office dispositions.

5. To record additional broker fees payable to independent offices based on the broker agreements.

6. To record additional broker fees receivable from independent offices based on the broker agreements.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

By:  /s/ Steven White
     -------------------------------
Interim Chief Executive Officer

Date:    October 27, 2003

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